SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934.

Filed by the  Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                    ----------------------------------------
                                  POTOMAC FUNDS
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)    Title of each class of securities to which transaction applies:

         ---------------------------------------
         2)    Aggregate number of securities to which transaction applies:

         ---------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------
         4)    Proposed maximum aggregate value of transaction:

         ---------------------------------------
         5)    Total fee paid:

         ---------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         -------------------------
         2)       Form, Schedule or Registration Statement No.:

         -------------------------
         3)       Filing Party:

         -------------------------
         4)       Date Filed

         -------------------------

                                THE POTOMAC FUNDS
                                 U.S. PLUS FUND

                               September 13, 2001


Dear Shareholders:

Enclosed are proxy materials for a special shareholders meeting of the Potomac U.S. Plus Fund (the "Fund") to be held on October 30, 2001. The primary purpose of this meeting is to seek shareholder approval of a proposed change in the Fund's investment objective.

The Fund's current objective is to seek investment returns that correspond to 150% of the performance of the Standard and Poor's 500 Composite Stock Price IndexTM (the "Index"). If the Fund achieves this current objective, its per share net asset value should increase by approximately one and half times as much as the Index when the aggregate prices of the securities in the Index increase on a given day and decrease by approximately one and half times as much as the Index when those aggregate prices decline on a given day.

The Fund's proposed new investment objective is to seek investment returns that correspond to 125% of the performance of the Index. If the Fund were to achieve this objective, its per share net asset value should increase or decrease by only one and a quarter times the aggregate price change of the securities in the Index on a given day. The Fund's management and its Board of Trustees (the "Board") believe that this lower target multiple is more consistent with the investment goals and risk tolerance of a broader range of investors and would conform to the target multiple of all other Potomac "plus" funds, each of which is designed to provide returns that are equal to 125% of their respective target indices.

In addition, the Board is seeking approval of a proposal to make the Fund's investment objective a non-fundamental policy. The Fund's investment objective currently is a fundamental investment policy and can only be modified by shareholders. This proposal, if approved by shareholders, will give the Board the flexibility to respond to the volatility of the stock markets by modifying the Fund's investment objective without incurring the costs and delay of soliciting the vote of shareholders.

Please vote your shares today. Your prompt attention to this matter can help to avoid the cost of future solicitation for your proxy regarding this meeting.

Very truly yours,

/s/ Daniel D. O'Neill

Daniel D. O'Neill
President
The Potomac Funds

                                THE POTOMAC FUNDS
                                 U.S. PLUS FUND

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 30, 2001

TO THE SHAREHOLDERS:

         A special meeting of the holders of shares of beneficial interest of the Potomac U.S. Plus Fund (the "Fund") will be on Tuesday, October 30, 2001 at 10:00 a.m. Eastern time, or any adjournment(s) thereof, at the offices of Rafferty Asset Management, LLC ("Rafferty"), 1311 Mamaroneck Avenue, White Plains, New York 10605, for the following purposes:

         (1)   To approve a change in the Fund's investment objective;

         (2) To approve a change to make the Fund's investment objective a non-fundamental policy; and

         (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.


         You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 27, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                      By Order of the Board of Trustees,

                                      ROBERT J. ZUTZ
                                      SECRETARY

September 13, 2001
1311 Mamaroneck Avenue
White Plains, New York 10605



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

         Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

--------------------------------------------------------------------------------

                                THE POTOMAC FUNDS
                                 U.S. PLUS FUND
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                               ------------------
                                 PROXY STATEMENT
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2001
                               ------------------

                                  INTRODUCTION

         This is a proxy statement for The Potomac U.S. Plus Fund (the "Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees ("Trustees" or "Board"), to be used at the special meeting of shareholders of the Fund or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy card first will be mailed to shareholders on or about September 13, 2001.

         A majority of the shares of beneficial interest of the Fund ("Shares") outstanding on August 27, 2001 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1 and No. 2 require the affirmative vote of a specified percentage of the total shares outstanding or of the total shares present at the meeting. As a result, abstentions and broker non-votes will have the same effect as votes cast AGAINST these proposals because approval of these proposals depends only on the number of affirmative votes cast and not on the ratio of votes cast FOR a proposal to votes cast AGAINST a proposal. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

         The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have the discretionary authority to vote upon such proposals.

         Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Rafferty and/or Firstar Mutual Fund Services, LLC, the Fund's administrator.

         The Fund currently offers three classes of shares: Advisor Class, Broker Class and Investor Class ("Shares"). As of the Record Date, the Fund had a total of 1,365,534 Shares outstanding. Except as set forth in Appendix A, the Fund does not know of any person who owns of record 5% or more of the shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Each full Share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

         ONE COPY OF THIS PROXY STATEMENT AND PROXY CARD WILL BE DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, WRITE TO RAFFERTY AT 1311 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10605 OR CALL 1-800-851-0511. IF YOU ARE RECEIVING A COPY OF ANNUAL AND SEMI-ANNUAL REPORTS OR PROXY STATEMENTS FOR EACH SHAREHOLDER WHO SHARES YOUR ADDRESS AND WOULD LIKE TO RECEIVE A SINGLE COPY OF THESE MATERIALS, PLEASE WRITE TO OR CALL RAFFERTY AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE.


           PROPOSAL 1. APPROVAL OF A PROPOSAL TO CHANGE THE INVESTMENT
                              OBJECTIVE OF THE FUND

         The Board seeks to have shareholders approve a change in the Fund's investment objective. The Fund's current investment objective is "to seek to provide investment returns that correspond to 150% of the performance of the Standard and Poor's 500 Composite Stock Price IndexTM." (Emphasis added.) If the Fund achieves this current objective, its per share net asset value should increase by approximately one and half times as much as the Index when the aggregate prices of the securities in the Index increase on a given day and decrease by approximately one and half times as much as the Index when those aggregate prices decline on a given day.

         The proposed new investment objective of the Fund is "to seek to provide investment returns that correspond to 125% of the performance of the Standard and Poor's 500 Composite Stock Price Index(TM)." (Emphasis added.) If the Fund were to achieve this objective, its per share net asset value should increase or decrease by only one and a quarter times the aggregate price change of the securities in the Index on a given day.

         The Board recommends that shareholders vote to lower the Fund's target performance to 125% from 150%. The Board and Fund management believe that this lower target multiple is more consistent with the investment goals and risk tolerance of a broader range of investors and would conform the Fund's investment objective to that of the other Potomac "plus" funds ("Potomac Plus Funds"), each of which is designed to provide returns that are equal to 125% of its respective target indices. The Board and Fund management believe that such a change will help management to promote the Fund, together with other Potomac Plus Funds, as reasonably enhanced, or leveraged, funds.

         The investment approach of the Potomac Plus Funds is premised on the notion that reasonable overexposure of an investment to the performance of an index is a logical approach to outperforming the securities markets over the long-term. The use of leverage typically magnifies the effects of changes in the value of Fund shares and, thus, makes those share values more volatile. By lowering the Fund's target performance from 150% to 125%, such effects and volatility should be reduced. Nevertheless, even if shareholders approve this proposal, the Fund will continue to employ leveraged investment techniques, which may cause Fund investors to lose more money than a mutual fund that does not employ leverage in adverse market conditions. The risks associated with engaging in such techniques include potentially dramatic price changes (including losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. As a result, the Fund will remain an investment designed primarily for experienced investors who intend to follow an asset allocation strategy because of its use of aggressive investment techniques to achieve its enhanced performance.

         VOTE REQUIRED

         Approval of Proposal 1 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU

                             VOTE "FOR" PROPOSAL 1.

              PROPOSAL 2. APPROVAL OF A PROPOSAL TO MAKE THE FUND'S
                 INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY

         The Board seeks shareholder approval to make the Fund's investment objective a non-fundamental policy. Currently, the Fund's investment objective is a fundamental policy, meaning it can be changed only with shareholder approval. In order to change the investment objective of the Fund, the Board must solicit shareholder approval at a special meeting held for that purpose. If approved by shareholders, this proposal will enable the Board to modify the Fund's investment objective and to minimize expenses in the future by not having to conduct shareholder meetings. In addition, the Board will be able to respond more quickly to volatility in the market, which could hinder the Fund's ability to achieve its targeted return. Accordingly, the Board recommends that shareholder vote to make the Fund's investment objective a non-fundamental policy.

VOTE REQUIRED

         Approval of Proposal 2 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU

                             VOTE "FOR" PROPOSAL 2.

                           INFORMATION ABOUT THE FUND

         Rafferty serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Potomac Funds on behalf of the Fund, dated September 22, 1997. Rafferty is a New York limited liability corporation organized in June 1997 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The principal address of Rafferty is 1311 Mamaroneck Avenue, White Plains, New York 10605. The Trustees and the officers of the Fund do not own in the aggregate more that 1% of the shares of beneficial interest in the Fund.

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, provides administrative, fund accounting and transfer agent services to the Fund. In addition, an affiliate of Rafferty, Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, currently serves as the Fund's principal underwriter.

EXECUTIVE OFFICERS

         Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date. The executive officers of the Fund are:

         LAWRENCE C. RAFFERTY, age 59, CHIEF EXECUTIVE OFFICER. Mr. Rafferty also has been a Trustee of the Fund and the Chief Executive Officer of Rafferty since 1997.

         DANIEL D. O'NEILL, age 33, PRESIDENT. Mr. O'Neill also has been the Managing Director of Rafferty since 1999.

         PHILIP A. HARDING, age 58, SENIOR VICE PRESIDENT. Mr. Harding also has been Vice President of Rafferty since 1997.

         TIMOTHY P. HAGAN, age 59, CHIEF FINANCIAL OFFICER. Mr. Hagan also has been a Vice President of Rafferty since 1997.

         MARK D. EDWARDS, age 44, VICE PRESIDENT. Mr. Edwards also has been a Vice President of Rafferty since 1997.

         STEPHEN P. SPRAGUE, age 52, TREASURER, CONTROLLER AND ASSISTANT SECRETARY. Mr. Sprague also has been a Vice President and the Chief Financial Officer of Rafferty since 1997.

         ROBERT J. ZUTZ, age 48, SECRETARY. Mr. Zutz also has been a partner at the law firm of Kirkpatrick & Lockhart LLP.


                              SHAREHOLDER PROPOSALS

         As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 1311 Mamaroneck Avenue, White Plains, New York 10605, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.


                                 OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                    By Order of the Board of Trustees,

                                    ROBERT J. ZUTZ
                                    SECRETARY

September 13, 2001


         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the record ownership of the Fund's outstanding equity securities as of August 27, 2001 by each record owner of 5% or more of the Fund's outstanding equity securities:


                                                    SHARES OF EQUITY SECURITIES
                                                         OWNED OF RECORD
                                                   -----------------------------

NAME AND ADDRESS                                       AMOUNT           PERCENT
---------------------------------------------------------------------  ---------
1.   Trust Company of America                         851,995            62.39%
     FBO Psi
     P.O. Box 6503
     Englewood, CO  80155-6503

2.   Charles Schwab & Co. Inc.                        187,221            13.71%
     Special Custody Account for the Benefit of
     Customers
     Attn:  Mutual Funds
     4500 Cherry Creek Dr. S
     Suite 700
     Denver, CO  80246

3.   National Investor Services Corp.                 128,850             9.44%
     For the Exclusive Benefit of our Customers
     55 Water Street
     Floor 32
     New York, NY  10041-3299

                                                                           PROXY

                           THE POTOMAC U.S. PLUS FUND

               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 30, 2001

The undersigned hereby appoints as proxies Daniel D. O'Neill and Philip A. Harding, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the aforementioned meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals.

                                 Date
                                     -------------------------------------------

                                 Signature
                                          --------------------------------------


                                 Signature
                                          --------------------------------------

                                 If shares are held jointly, each shareholder named should sign; if only one signs, his signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in her own name, indicating title. If the shareholder is a partnership, a partner should sign in his own name, indicating that he is a "Partner."


EVERY SHAREHOLER'S VOTE IS IMPORTANT!

Please read your proxy statement and read the following proposal. Vote by filling in on the ballot the appropriate box representing your vote on the proposal. Sign and mail the card in the enclosed return envelope.

         PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTION
                        IN THE ENCLOSED ENVELOPE TODAY!

               PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE
                             APPROPRIATE BOX BELOW.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"


     1. Approval of the proposal to change the Fund's investment objective.

             FOR  _______           AGAINST  _______        ABSTAIN  ______

2. Approval of the proposal to make the Fund's investment objective a non-fundamental policy.

             FOR  _______           AGAINST  _______        ABSTAIN  ______


This proxy will not be voted unless it is dated and signed exactly as instructed below.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE TO: PROXY TABULATOR, P.O. BOX 9122, HINGHAM, MASSACHUSETTS 02043-9717.